Semiannual Report


                                  CALIFORNIA
                                  TAX-FREE
                                  FUNDS


August 31, 1998


[PICTURE APPEARS HERE]
 T. Rowe Price

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------

     CALIFORNIA TAX-FREE FUNDS

 .    Municipal bonds, including those of California, continued to post solid returns in a favorable interest rate environment.

 .    Both funds' 6- and 12-month returns exceeded those of their Lipper peer group averages.

 .    Performance benefited from relatively long maturities and an emphasis on credit quality.

 .    California's economy continued to grow at a strong pace, with healthy increases in employment and personal income.

 .    We believe the trend toward lower interest rates remains intact, and that investors will increasingly recognize the favorable yield relationship between tax-free and taxable bonds.

FELLOW SHAREHOLDERS

The municipal market and your funds continued to provide solid returns during the six months ended August 31. Against a backdrop of low inflation, budget surpluses at the federal and state levels, and asset shifts to fixed income investments, bond prices rose and yields fell across the maturity spectrum. As a result, municipals and other types of bonds have provided some of the best returns among all asset classes thus far in 1998.

     MARKET ENVIRONMENT

          Interest rates continued to decline during the past six months but did not drop as far as over the previous six-month period. Because many investors around the globe sought refuge in the Treasury market from problems in Asia, Russia, and Latin America, yield declines were
[GRAPH steepest on Treasury securities. For example, the 30-year Treasury bond yield fell 60 basis points over the period, with most of the drop
APPEARS occurring in August, but the 30-year AAA general obligation bond fell only 15 basis points. (One hundred basis points equal one percent.)
HERE] The difference also reflected the heavy supply of new municipal issues in recent months and the continued contraction of Treasury issuance. As a result of these developments, yields on tax-exempt investments are now only slightly lower than yields on fully taxable securities. When income taxes are taken into account, municipals now yield substantially more than most other types of bonds.


          California tax-exempt bonds generally followed the national municipal market, but declined only about 8 basis points over the period, as shown in the chart.

PREPARING FOR THE YEAR 2000
-------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

California's economy continued to grow at a strong pace, adding nearly 400,000 jobs over the past year. In July, the state's unemployment rate dropped to an eight-year low, and personal income growth has been strong. Growth is expected to continue through the end of the year. To date, the state's resilience in the face of Asia's economic problems has been impressive, with exports in the first quarter showing a 6% increase over the first three months of 1997. The state does, however, remain susceptible to economic weakness in the Pacific Rim.

California's financial picture continued to brighten, and two rating agencies maintain a positive outlook for the state. Fitch IBCA upgraded California general obligation bonds from A+ to AA- in late 1997. The improved sentiment reflects healthy tax revenue and a large increase in the state's general fund surplus. The state's new fiscal year budget provides for several tax reductions and a modest drawdown of the surplus.

CALIFORNIA TAX-FREE MONEY FUND

Your fund's performance was modestly above the peer group average for both the 6- and 12-month periods, as shown in the table. These favorable results were due in part to a somewhat longer average maturity, which averaged nine days longer than competitive funds over the period and at one point was 21 days longer. This more aggressive posture boosted the fund's yield. We focused on finding value at both ends of the short-term yield curve. Rates traded in a narrow range at the longer end of the curve, and on average one-year maturities offered only 20 basis points of additional yield compared with the shortest maturities. Stable Federal Reserve policy allowed us to pick up the incremental yield at the long end with little fear of rising rates.

Greater volatility at the shortest end of the curve provided an opportunity to capture higher yields by correctly anticipating supply-and-demand flows. We overweighted the variable rate sector, which includes overnight and seven-day demand notes, when those rates appeared to be at the upper end of their range. Positive cash flows into money market funds, combined with a sharp decline in new issuance, gave us confidence that variable rate notes would continue to trade


PERFORMANCE COMPARISON
--------------------------------------------------------
Periods Ended 8/31/98             6 Months   12 Months
--------------------------------------------------------
CALIFORNIA TAX-FREE MONEY FUND        1.43%       2.93%
--------------------------------------------------------
LIPPER CALIFORNIA TAX-EXEMPT
MONEY MARKET FUNDS AVERAGE            1.41        2.90
--------------------------------------------------------

within their existing range. The supply of new issues in the municipal note market for 1998 through August 31 was 27% below the first eight months of last year, and total short-term issuance may finish the year at the lowest level since 1990. The state of California is a good example of this trend, reducing its annual short-term borrowing to $1.7 billion, a reduction of more than 40% from last year. Short-term borrowing has slackened because of low long-term interest rates and the improved financial condition of municipalities. There is no reason to believe that issuance will pick up in the remainder of 1998.

CALIFORNIA TAX-FREE BOND FUND

Your fund posted returns solidly above its Lipper peer group average for both the 6- and 12-month periods ended August 31, as shown in the table. In each period, this was accomplished through a combination of dividend income and modest price appreciation. The net asset value rose from $10.88 to $10.98 per share during the six months. The fund also benefited from low expenses relative to its peers, relatively long portfolio duration, and careful credit research. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of eight years would fall or rise about 8% in price in response to a one-percentage-point rise or fall in interest rates.)

Over the past six months we focused on managing the duration of the portfolio in line with our interest rate outlook, preserving income in a low interest rate environment, and keeping a close eye on credit quality. The fund's duration ranged from approximately 7.25 to 8 years, with a generally longer position from June through August. We consider this posture to be slightly aggressive, and the fund benefited accordingly when rates declined in July and August. The California market has seen record bond supply this year, with new issuance up 65% overall versus the same period in 1997. While the supply has been absorbed, it did contribute to the underperformance of the municipal market compared with the Treasury market, where supply has been shrinking. Positive cash flow into the fund allowed us to take advantage of the new issue deluge.


PERFORMANCE COMPARISON
------------------------------------------------------
Periods Ended 8/31/98             6 Months   12 Months
------------------------------------------------------
CALIFORNIA TAX-FREE BOND FUND        3.49%       8.89%
------------------------------------------------------
Lipper California Municipal
DEBT FUNDS AVERAGE                   3.27        8.51
------------------------------------------------------

The fund's yield is drifting lower as we invest new money at lower rates and as older, higher-yielding holdings mature or are retired by issuers. We tend to hold onto older investments purchased in higher interest rate environments because of the attractive yields they provide, but eventually they must be replaced. One option to boost income would be to buy lower-quality bonds with higher yields. The yield advantage available from these bonds versus higher-quality issues has widened slightly over the past six months but still remains near record lows. While we increased our exposure to BBB rated bonds slightly, we are still underweighted in lower-quality bonds, and we think a patient approach will lead to better opportunities down the road. The portfolio has a high average credit quality, with more than 50% of our holdings insured with AAA ratings from Standard & Poor's and Moody's Investors Service, a reflection of the large number of California bond issuers coming to market with insurance.

In choosing bonds for the portfolio, we emphasized issues backed by dedicated taxes, primarily sales and property taxes. These revenue sources perform well in a strong economy, and our focus on them reflects our positive outlook on California. While we are attentive to the economic problems affecting the Pacific Rim, to date we have not seen a material impact on the state's economy, as domestic demand continues to be strong.

IN CHOOSING BONDS...
WE EMPHASIZED ISSUES BACKED BY DEDICATED TAXES, PRIMARILY SALES AND PROPERTY TAXES.

OUTLOOK

Federal Reserve Chairman Alan Greenspan recently implied that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely antici-pated that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

We believe the rate of domestic economic growth will slow through the remainder of the year. Exports may fall further because of weak international markets and the strong dollar, and growth in consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further restraining inflation. In this environment, the trend toward lower overall interest rates should remain intact. Our outlook for the California economy continues to be positive, but we would note again the state's significant exposure to Asian trade.

We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply, which could accelerate in the fall following the pattern of recent years. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable yields, and rising demand would benefit municipal bond investors over the long term.

Respectfully submitted,

/s/ Patrice L. Berchtenbreiter

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

/s/ Mary J. Miller

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 24, 1998

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
--------------------------------------------------------------


PORTFOLIO HIGHLIGHTS


     KEY STATISTICS

     CALIFORNIA TAX-FREE MONEY FUND              2/28/98           8/31/98
     ----------------------------------------------------------------------
     Price Per Share                             $1.00              $1.00
     .......................................................................

     Dividends Per Share
     .......................................................................
          For 6 months                           0.015              0.014
          ..................................................................
          For 12 months                          0.030              0.029
     .......................................................................

     Dividend Yield (7-Day Compound) *            2.75%              2.62%
     .......................................................................

     Weighted Average Maturity (days)               50                 49
     .......................................................................

     Weighted Average Quality **            First Tier         First Tier
     .......................................................................

     CALIFORNIA TAX-FREE BOND FUND
     -----------------------------------------------------------------------
     Price Per Share                            $10.88             $10.98
     .......................................................................

     Dividends Per Share
     .......................................................................

          For 6 months                            0.27               0.26
          ..................................................................
          For 12 months                           0.54               0.53
          ..................................................................

     Dividend Yield *
     .......................................................................
          For 6 months                            5.07%              4.89%
     .......................................................................
          For 12 months                           5.21               5.05
     .......................................................................

     30-Day Standardized Yield                    4.12               4.23
     .......................................................................

     Weighted Average Maturity (years)            17.0               17.7
     .......................................................................

     Weighted Average Effective Duration (years)   7.2                7.6
     .......................................................................

     Weighted Average Quality ***                  AA-                AA-


* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research.

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
----------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
----------------------------------------------------------------------

SECTOR DIVERSIFICATION
                                             Percent of   Percent of
                                             Net Assets   Net Assets
                                                2/28/98      8/31/98
CALIFORNIA TAX-FREE MONEY FUND
----------------------------------------------------------------------
Hospital Revenue                                    19%          23%
 ......................................................................
General Obligation - Local                          12           13
 ......................................................................
Prerefunded Bonds                                    5           11
 ......................................................................
Air and Sea Transportation Revenue                  10           11
 ......................................................................
Water and Sewer Revenue                             10           10
 ......................................................................
Lease Revenue                                       11            8
 ......................................................................
Nuclear Revenue                                      7            8
 ......................................................................
Industrial and Pollution Control Revenue             3            7
 ......................................................................
Dedicated Tax Revenue                                3            5
 ......................................................................
General Obligation - State                          11            2
 ......................................................................
All Other                                            9            3
 ......................................................................
Other Assets Less Liabilities                        -           -1
----------------------------------------------------------------------
Total                                              100%         100%


CALIFORNIA TAX-FREE BOND FUND
----------------------------------------------------------------------
Dedicated Tax Revenue                               21%          26%
 ......................................................................
Lease Revenue                                       15           10
 ......................................................................
Water and Sewer Revenue                             10            9
 ......................................................................
Prerefunded Bonds                                    8            9
 ......................................................................
General Obligation - Local                           6            7
 ......................................................................
Housing Finance Revenue                              6            5
 ......................................................................
Air and Sea Transportation Revenue                   7            5
 ......................................................................
Hospital Revenue                                     5            5
 ......................................................................
General Obligation - State                           3            5
 ......................................................................
Nuclear Revenue                                      6            4
 ......................................................................
Electric Revenue                                     2            3
 ......................................................................
Ground Transportation Revenue                        3            3
 ......................................................................
Escrowed to Maturity                                 3            2
 ......................................................................
All Other                                            6            6
 ......................................................................
Other Assets Less Liabilities                       -1            1
----------------------------------------------------------------------
Total                                              100%         100%

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.



     CALIFORNIA TAX-FREE MONEY FUND
     ---------------------------------------------------------------------------

[GRAPH APPEARS HERE]



     CALIFORNIA TAX-FREE BOND FUND
     ---------------------------------------------------------------------------

[GRAPH APPEARS HERE]




AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 8/31/98              1 Year    3 Years   5 Years     10 Years
     ---------------------------------------------------------------------------
     California Tax-Free Money Fund      2.93%     2.96%     2.81%      3.35%
     ...........................................................................
     California Tax-Free Bond Fund       8.89      8.06      6.09       8.04
     ...........................................................................

     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase. The money fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND
---------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                  6 MONTHS           YEAR
                                    ENDED           ENDED
                                  8/31/98          2/28/98       2/28/97      2/29/96      2/28/95        2/28/94
 NET ASSET VALUE
 Beginning of period              $  1.000         $ 1.000       $  1.000     $  1.000     $  1.000       $  1.000

 Investment activities
    Net investment income            0.014*          0.030*         0.028*       0.032*       0.025*         0.019*

 Distributions
    Net investment income           (0.014)         (0.030)        (0.028)      (0.032)      (0.025)        (0.019)

 NET ASSET VALUE
 END OF PERIOD                    $  1.000         $ 1.000       $  1.000     $  1.000     $  1.000       $  1.000
                                 -----------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

 TOTAL RETURN/*/                      1.43%*          3.01%*         2.87%*       3.24%*       2.55%*         1.92%*
 ....................................................................................................................
 Ratio of expenses to
 average net assets                   0.55%*+         0.55%*         0.55%*       0.55%*       0.55%*         0.55%*
 ....................................................................................................................
 Ratio of net investment
 income to average
 net assets                           2.84%*+         2.98%*         2.82%*       3.20%*       2.51%*         1.90%*
 ....................................................................................................................
 Net assets, end of period
 (in thousands)                   $105,452         $92,406       $ 82,210     $ 72,739     $ 76,289       $ 74,016
 ....................................................................................................................

 . Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/99.
+  Annualized.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                   6 Months     Year
                                     Ended      Ended
                                    8/31/98    2/28/98    2/28/97    2/29/96    2/28/95    2/28/94
 NET ASSET VALUE
 Beginning of period               $  10.88   $  10.47   $  10.45   $  10.00   $  10.43   $  10.65
                                   .................................................................
 Investment activities
    Net investment income              0.26       0.54       0.55       0.55       0.55*      0.56*
    Net realized and
    unrealized gain (loss)             0.11       0.41       0.02       0.45      (0.41)      0.01
                                   .................................................................
    Total from
    investment activities              0.37       0.95       0.57       1.00       0.14       0.57
                                   .................................................................
 Distributions
    Net investment income             (0.26)     (0.54)     (0.55)     (0.55)     (0.55)     (0.56)
    Net realized gain                 (0.01)         -          -          -      (0.02)     (0.23)
                                   .................................................................
    Total distributions               (0.27)     (0.54)     (0.55)     (0.55)     (0.57)     (0.79)
                                   .................................................................
 NET ASSET VALUE
 END OF PERIOD                     $  10.98   $  10.88   $  10.47   $  10.45   $  10.00   $  10.43
                                   -----------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 TOTAL RETURN                          3.49%      9.31%      5.64%     10.28%      1.60%*     5.37%*
 ...................................................................................................
 Ratio of expenses to
 average net assets                    0.59%+     0.58%      0.62%      0.63%      0.60%*     0.60%*
 ...................................................................................................
 Ratio of net investment
 income to average
 net assets                            4.84%+     5.09%      5.29%      5.40%      5.60%*     5.19%*
 ...................................................................................................
 Portfolio turnover rate               17.1%      35.0%      47.3%      61.9%      78.0%      73.4%
 ...................................................................................................
 net assets, end of period
 (in thousands)                    $208,943   $195,100   $160,813   $146,194   $131,953   $151,936
 ...................................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95.
+  Annualized.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1998

Statement of Net Assets                                Par            Value
--------------------------------------------------------------------------------
                                                            In thousands
    CALIFORNIA  97.5%

    Alameda County, GO, TAN, 4.50%, 7/7/99                     $2,000    $2,015
    ............................................................................
    California, GO, VRDN (Currently 3.30%)
        (FGIC Insured)                                          2,200     2,200
    ............................................................................
    California Dept. of Water Resources, TECP, 3.50%, 9/3/98      303       303
    ............................................................................
    California EFA
      California Institute of Technology
        VRDN (CURRENTLY 2.35%)                                    500       500
        ........................................................................
      Stanford Univ., VRDN (Currently 2.45%)                      500       500
    ............................................................................
    California HFFA
        VRDN (CURRENTLY 2.50%) (MBIA INSURED)                   2,500     2,500
        ........................................................................
    Catholic Healthcare West
        VRDN (CURRENTLY 2.35%) (MBIA INSURED)                   2,100     2,100
        ........................................................................
    Hosp. Adventist
        VRDN (CURRENTLY 3.15%) (MBIA INSURED)                   3,800     3,800
        ........................................................................
    Pooled Loan Program
        VRDN (CURRENTLY 2.40%) (FGIC INSURED)                   2,900     2,900
        ........................................................................
    Santa Barbara Cottage Hosp.
        VRDN (CURRENTLY 2.60%)                                  3,325     3,325
        ........................................................................
    St. Joseph's Health System
        VRDN (CURRENTLY 3.10%)                                    700       700
        ........................................................................
        VRDN (CURRENTLY 3.15%)                                  1,600     1,600
        ........................................................................
    Unihealth
        7.625%, 10/1/15 (AMBAC Insured)
        (Prerefunded 10/1/98+)                                  6,000     6,139
    ............................................................................
    California Pollution Control Fin. Auth., PCR
      Pacific Gas and Electric
        VRDN (CURRENTLY 2.45%) *                                1,800     1,800
        ........................................................................
        VRDN (CURRENTLY 2.60%) *                                  400       400
        ........................................................................
      Shell Oil
        VRDN (CURRENTLY 3.10%) *                                4,300     4,300
        ........................................................................
        VRDN (Currently 3.20%) *                                1,000     1,000
    ............................................................................
    California Statewide CDA, St. Joseph Health Systems
        VRDN (Currently 3.15%)                                    300       300
    ............................................................................
     Chula Vista IDA, San Diego Gas and Electric
        VRDN (Currently 3.75%) *                                2,300     2,300
    ............................................................................

T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------

                                                             Par        Value
--------------------------------------------------------------------------------
                                                            In thousands
     Contra Costa County, Merrithew Memorial Hosp., COP
          5.70%, 11/1/98 (Escrowed to Maturity)             $  125      $  125
     ...........................................................................
     Contra Costa Water Dist., 7.625%, 10/1/18
          (Prerefunded 10/1/98+)                             1,725       1,765
     ...........................................................................
     Elk Grove Unified School Dist., GO
          4.50%, 6/30/99                                     1,500       1,511
     ...........................................................................
     Fontana Redev. Agency, North Fontana
          8.00%, 9/1/18 (Prerefunded 9/1/98+)                1,030       1,051
     ...........................................................................
     Goleta Sanitation and Water Dist.
          7.50%, 12/1/12 (Prerefunded 12/1/98+)              2,250       2,316
     ...........................................................................
     Irvine Public Fac. and Infrastructure Auth.
          VRDN (Currently 2.50%)                             3,345       3,345
     ...........................................................................
     Irvine Ranch Water Dist., VRDN (Currently 3.15%)        2,000       2,000
     ...........................................................................
     Long Beach Harbor, TECP, 3.25 - 3.50%, 9/3 - 11/5/98 *  3,400       3,400
     ...........................................................................
     Los Angeles, GO, 4.00%, 6/30/99                         2,000       2,007
     ...........................................................................
     Los Angeles County, GO, TRAN, 4.50%, 6/30/99            4,000       4,028
     ...........................................................................
     Los Angeles County Wastewater, TECP, 3.20%, 11/9/98     1,000       1,000
     ...........................................................................
     Los Angeles County Metropolitan Transportation Auth.
          VRDN (CURRENTLY 3.55%) (AMBAC INSURED)             2,000       2,000
          ......................................................................
          VRDN (CURRENTLY 3.26%) (AMBAC INSURED)             3,000       3,000
          ......................................................................
     Los Angeles County Unified School Dist.
       Belmont Learning Complex, COP
          VRDN (Currently 2.50%)                               600         600
     ...........................................................................
     Metropolitan Water Dist. of Southern California
          VRDN (CURRENTLY 2.40%)                             1,000       1,000
          ......................................................................
       TECP, 3.30 - 3.40%, 10/8 - 11/6/98                    2,400       2,400
     ...........................................................................
     MSR Public Power Agency, San Juan
          VRDN (Currently 2.45%) (AMBAC Insured)             1,000       1,000
     ...........................................................................
     Newport Beach, Hoag Memorial Hosp.
          VRDN (Currently 3.25%)                             6,900       6,900
     ...........................................................................
     Oakland, COP, VRDN (Currently 3.05%)                    4,400       4,400
     ...........................................................................
     Sacramento Utility Dist., 5.75%, 7/1/99 (FGIC Insured)    500         509
     ...........................................................................
     San Bernardino County, West Valley Detention Center
          7.70%, 11/1/18 (Prerefunded 11/1/98+)                250         257
     ...........................................................................
     San Diego County, GO, TRAN, 4.50%, 9/30/98                500         500
     ...........................................................................

T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------


                                                                 Par        Value
------------------------------------------------------------------------------------
                                                                 In thousands
     San Diego County
          Regional Transportation Commission
               7.375%, 4/1/06 (Prerefunded 4/1/99+)             $    275   $    286
     ...............................................................................
     San Diego County Water Auth., TECP, 3.30%, 1/13/99            1,000      1,000
     ...............................................................................
     San Francisco City and County Int'l. Airport
               VRDN (CURRENTLY 3.95%) (FGIC INSURED)               4,000      4,000
               .....................................................................
          TECP, 3.50%, 11/17/98 *                                  3,075      3,075
     ...............................................................................
     San Francisco Unified School Dist., GO, 4.50%, 9/22/99        1,000      1,011
     ...............................................................................
     San Jose/Santa Clara Water Fin. Auth.
               VRDN (Currently 2.25%)                              1,000      1,000
     ...............................................................................
     Santa Clara County, GO, TRAN, 4.75%, 10/1/98                  2,100      2,102
     ...............................................................................
     Santa Clara/El Camino Hosp. Dist., Valley Med. Center
               VRDN (Currently 2.50%)                                490        490
     ...............................................................................
     Southern California Public Power Auth.
               VRDN (CURRENTLY 2.25%) (AMBAC INSURED)              3,000      3,000
               .....................................................................
               VRDN (CURRENTLY 3.21%) (AMBAC INSURED)              1,000      1,000
            ........................................................................
     Vallecitos Water Dist., Twin Oaks Reservoir
               VRDN (Currently 2.35%)                              2,000      2,000
     ...............................................................................
     Total California (Cost $102,760)                                       102,760
                                                                          ..........

     FLORIDA  0.9%

     Greater Orlando Aviation Auth.
               VRDN (CURRENTLY 4.05%) (FGIC INSURED)               1,000      1,000
     ...............................................................................
     Total Florida (Cost $1,000)                                              1,000
                                                                          ..........
     LOUISIANA  0.9%

     Plaquemines Parish, British Petroleum
               VRDN (Currently 3.50%) *                              300        300
     ...............................................................................
     Saint Charles Parish, PCR, Shell Oil
               VRDN (Currently 3.45%) *                              600        600
     ...............................................................................
     Total Louisiana (Cost $900)                                                900
                                                                          ..........
     TEXAS  0.9%

     Gulf Coast IDA, Marine Terminal, Amoco Oil
               VRDN (Currently 3.45%) *                              500        500
     ...............................................................................

T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------

                                                                 Par      Value
--------------------------------------------------------------------------------
                                                                  In thousands
     Gulf Coast Waste Disposal Auth., PCR, Amoco Oil
          VRDN (Currently 3.45%) *                               $  300   $  300
     ...........................................................................
     Harris County Health Fac. Dev., Methodist Hosp.
          VRDN (Currently 3.35%)                                    200      200
     ...........................................................................
     Total Texas (Cost $1,000)                                             1,000
                                                                         .......

     WYOMING  0.4%

     Lincoln County, PCR, Exxon, VRDN (Currently 3.30%) *           400      400
     ...........................................................................
     Total Wyoming (Cost $400)                                               400
                                                                         .......

T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------

                                                                           Value
---------------------------------------------------------------------------------------
                                                                        In thousands
TOTAL INVESTMENTS IN SECURITIES
100.6% of Net Assets (Cost                                                   $106,060

Other Assets Less Liabilities                                                    (608)
                                                                             --------

NET ASSETS                                                                   $105,452
                                                                             --------
NET ASSETS CONSIST OF:
Accumulated net investment income - net of distributions                     $      4
Accumulated net realized gain/loss - net of distributions                         (92)
Paid-in-capital applicable to 105,544,544 no par value shares of beneficial
interest outstanding; unlimited number of shares authorized                   105,540
                                                                             --------

NET ASSETS                                                                   $105,452
                                                                             --------

NET ASSET VALUE PER SHARE                                                    $   1.00
                                                                             --------



    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
  COP  Certificates of Participation
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
   GO  General Obligation
 HFFA  Health Facility Financing Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  TAN  Tax Anticipation Note
 TECP  Tax-Exempt Commercial Paper
 TRAN  Tax Revenue Anticipation Note
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998

STATEMENT OF NET ASSETS                                          PAR       VALUE
----------------------------------------------------------------------------------
                                                                  In thousands
     CALIFORNIA  95.3%

     Alameda County, Public Fac., COP
          6.00%, 9/1/21 (MBIA Insured)                         $  960      $1,055
     -----------------------------------------------------------------------------
     Anaheim PFA, Public Improvements
          5.00%, 9/1/27 (FSA Insured)                           2,435       2,415
     -----------------------------------------------------------------------------
     Brea PFA, Tax Allocation, 6.75%, 8/1/22 (MBIA Insured)     1,435       1,570
     -----------------------------------------------------------------------------
     California, GO
          5.25%, 10/1/20                                        1,700       1,724
          ------------------------------------------------------------------------
          5.40%, 12/1/16 (FSA INSURED) *                        1,000       1,023
          ------------------------------------------------------------------------
          5.45%, 12/1/25                                        3,000       3,046
          ------------------------------------------------------------------------
          6.40%, 2/1/20 *                                       2,200       2,248
          ------------------------------------------------------------------------
       Veterans
          5.05%, 12/1/11                                        1,485       1,509
     -----------------------------------------------------------------------------
     California Dept. of Water Resources, Central Valley
          7.00%, 12/1/11                                        1,730       2,160
          ------------------------------------------------------------------------
          7.00%, 12/1/12                                        1,000       1,251
     -----------------------------------------------------------------------------
     California EFA

       Pooled College and Univ.
          5.60%, 12/1/14                                        1,000       1,059
          ------------------------------------------------------------------------
          5.60%, 12/1/20                                        1,000       1,049
          ------------------------------------------------------------------------
       St. Mary's College of California
          7.50%, 10/1/20 (Prerefunded 10/1/00+)                 2,000       2,195
     -----------------------------------------------------------------------------
     California HFA, Sutter Health
          VRDN (Currently 3.15%) (FSA Insured)                    100         100
     -----------------------------------------------------------------------------
     California HFFA

       Catholic Healthcare West
          5.25%, 7/1/23 (AMBAC INSURED)                         1,000       1,015
          ------------------------------------------------------------------------
       Kaiser Permanente
          5.00%, 6/1/24 (FSA INSURED)                           2,000       1,977
          ------------------------------------------------------------------------
       Pomona Valley Hosp.
          5.75%, 7/1/15 (MBIA INSURED)                          1,800       1,957
          ------------------------------------------------------------------------
       St. Joseph's Health System
          VRDN (Currently 3.15%)                                  400         400
     -----------------------------------------------------------------------------
     California Housing Fin. Agency
          6.15%, 8/1/16 *                                       1,000       1,070
          ------------------------------------------------------------------------
          6.70%, 8/1/15                                         1,100       1,190
          ------------------------------------------------------------------------
          6.70%, 8/1/25 *                                         930       1,000
          ------------------------------------------------------------------------

T. Rowe Price California Tax-Free Money Fund
--------------------------------------------------------------------------------


                                                                 PAR       VALUE
----------------------------------------------------------------------------------
                                                                  In thousands
     California Housing Fin. Agency
          6.85%, 8/1/17                                        $3,015      $3,212
          ------------------------------------------------------------------------
          7.20%, 8/1/09                                           190         198
          ------------------------------------------------------------------------
          7.25%, 8/1/10                                           185         193
          ------------------------------------------------------------------------
          7.25%, 8/1/17                                         1,000       1,085
          ------------------------------------------------------------------------
          7.625%, 8/1/09                                          245         252
          ------------------------------------------------------------------------
          7.875%, 8/1/19                                          365         373
          ------------------------------------------------------------------------
          8.00%, 8/1/19                                           175         178
     -----------------------------------------------------------------------------
     California Pollution Control Fin. Auth., PCR
       LAIDLAW ENVIROMENTAL, 6.70%, 7/1/07 *                    1,000       1,059
       ---------------------------------------------------------------------------
       Pacific Gas and Electric
          5.85%, 12/1/23 (MBIA INSURED) *                       2,000       2,114
          ------------------------------------------------------------------------
       Shell Oil
          VRDN (CURRENTLY 3.10%)                                  300         300
          ------------------------------------------------------------------------
          VRDN (CURRENTLY 3.20%) *                                100         100
          ------------------------------------------------------------------------
       Waste Disposal, 5.00%, 6/1/18                            2,500       2,509
     -----------------------------------------------------------------------------
     California Public Works Board

       Dept. of Corrections
          6.875%, 11/1/14 (PREREFUNDED 11/1/04+)                1,000       1,179
          ------------------------------------------------------------------------
       Univ. of California
          5.50%, 6/1/14                                         2,000       2,181
          ------------------------------------------------------------------------
          6.40%, 12/1/16 (AMBAC Insured)
          (Prerefunded 12/1/02+)                                1,000       1,122
     -----------------------------------------------------------------------------
     California Statewide CDA

       St. Joseph Health
          5.125%, 7/1/17                                        1,000       1,004
          ------------------------------------------------------------------------
       Sutter Health, COP
          5.50%, 8/15/23 (MBIA Insured)                         2,000       2,072
     -----------------------------------------------------------------------------
     Castaic Lake Water Agency

       Water System Improvement
          7.00%, 8/1/12 (MBIA INSURED)                          1,000       1,237
          ------------------------------------------------------------------------
          7.00%, 8/1/13 (MBIA Insured)                          1,700       2,116
     -----------------------------------------------------------------------------
     Castaic Union School Dist., GO
          Zero Coupon, 5/1/18 (FGIC Insured)                    5,175       1,948
     -----------------------------------------------------------------------------
     Central Coast Water Auth.

       State Water Project Regional Fac.
          6.60%, 10/1/22 (AMBAC Insured)
          (Prerefunded 10/1/02+)                                1,000       1,126
     -----------------------------------------------------------------------------

T.ROWE PRIE CALIFORNIA TAX-FREE BOND FUND
--------------------------------------------------------------------------------

                                                                   PAR    VALUE
--------------------------------------------------------------------------------
                                                                   in thousands

   Contra Costa County, Merrithew Memorial Hosp., COP
             5.375%, 11/1/17 (MBIA Insured)                       $2,185  $2,268
   .............................................................................
   Contra Costa Water Dist., 7.625%, 10/1/08
             (Prerefunded 10/1/98+)                                  500     512
   .............................................................................
   Corona Redev. Agency, Tax Allocation
             6.25%, 9/1/13 (FGIC Insured)                          1,000   1,124
   .............................................................................
   Coronado CDA, Tax Allocation, 5.70%, 9/1/12 (FSA Insured)       1,000   1,092
   Dry Creek Joint Elementary School Dist., GO
        Capital Appreciation
             Zero Coupon, 8/1/13 (FSA INSURED)                     1,300     631
             ...................................................................
             Zero Coupon, 8/1/14 (FSA Insured)                     1,340     614
   .............................................................................
   East Bay Municipal Utility Dist., Water Systems
             6.00%, 6/1/12 (FSA Insured)                           2,000   2,169
   .............................................................................
   Emeryville PFA, Housing Increment Loan, 6.20%, 9/1/25           1,000   1,105
   .............................................................................
   Escondido, Multi-Family Housing, Terrace Gardens Apartments
             5.40%, 1/1/27                                         1,000   1,058
   .............................................................................
   Fontana Redev. Agency, Jurupa Hills, 5.50%, 10/1/27             2,000   2,050
   .............................................................................
   Foothill / Eastern Transportation Corridor Agency
        California Toll Road
             Zero Coupon, 1/1/17                                   4,000   1,552
             ...................................................................
             Zero Coupon, 1/1/25                                     850     215
             ...................................................................
             Zero Coupon, 1/1/27                                   1,910     434
   .............................................................................
   Fresno Joint Powers Fin. Auth, 5.75%, 9/2/98                      300     300
   .............................................................................
   Fresno Unified School Dist.
             6.40%, 8/1/16 (MBIA INSURED)                          1,000   1,190
             ...................................................................
             6.55%, 8/1/20 (MBIA Insured)                          1,000   1,200
   .............................................................................
   Gateway Refinancing Auth., 5.50%, 9/1/19                        2,000   2,035
   .............................................................................
   Inglewood Redev. Agency, Century Redev., 6.125%, 7/1/23         2,800   2,952
   .............................................................................
   Inland Empire Solid Waste Fin. Auth.
        San Bernardino County Landfills
             6.25%, 8/1/11 (FSA Insured) *                         1,000   1,138
   .............................................................................
   Kern County Union High School Dist., GO
             7.00%, 8/1/10 (MBIA Insured)
             (Escrowed to Maturity)                                1,000   1,242
   .............................................................................
   Long Beach Harbor, 6.00%, 5/15/17 (FGIC Insured) *              1,000   1,134
   .............................................................................
   Los Angeles City
        DEPT. OF WATER AND POWER, 6.40%, 5/15/28                   2,500   2,693
        ........................................................................
        Wastewater, 7.10%, 6/1/18                                  1,000   1,043
   .............................................................................

T.ROWE PRIE CALIFORNIA TAX-FREE BOND FUND

------------------------------------------------------------------------------

                                                                    PAR     VALUE
------------------------------------------------------------------------------
                                                                    in thousands
   Los Angeles County, Marina del Rey, COP, 6.50%, 7/1/08          $1,000  $1,089
   ..............................................................................
   Los Angeles County Metropolitan Transportation Auth.
        Sales Tax
             6.00%, 7/1/26 (MBIA INSURED)                           2,000   2,194
   ..............................................................................
             7.40%, 7/1/15                                            515     540
   ..............................................................................
   Los Angeles County Public Works Fin. Auth.
        Multiple Capital Fac.
             5.125%, 6/1/17 (AMBAC INSURED)                         2,000   2,024
   ..............................................................................
        Rowland Heights
             5.50%, 10/1/18 (FSA Insured)                           1,500   1,634
   ..............................................................................
   Los Angeles Harbor Dept.
             6.50%, 8/1/25 (PREREFUNDED 8/1/02+)                    1,000   1,117
   ..............................................................................
             6.625%, 8/1/19 *                                       2,500   2,747
   ..............................................................................
             7.60%, 10/1/18 (Escrowed to Maturity)                  3,000   3,888
   ..............................................................................
   Los Angeles Municipal Improvement, Central Library
             6.35%, 6/1/20                                          1,500   1,618
   ..............................................................................
   Los Angeles Unified School Dist.
             5.375%, 7/1/16 (FGIC Insured)                          3,000   3,138
   ..............................................................................
   Midpeninsula Regional Open Space Dist., Fin. Auth.
             5.90%, 9/1/14 (AMBAC Insured)                          1,250   1,372
   ..............................................................................
   Modesto Irrigation Dist. Fin. Auth.
        Domestic Water, 4.75%, 9/1/22 (AMBAC INSURED)               1,500   1,445
   ..............................................................................
        Geysers, 6.00%, 10/1/15 (MBIA Insured)                      1,500   1,655
   ..............................................................................
   Mojave Water Agency, Morongo Basin
             5.75%, 9/1/15 (FGIC Insured)                           2,000   2,179
   ..............................................................................
   Mountain View Shoreline Regional Park, Tax Allocation
             5.50%, 8/1/21 (MBIA Insured)                           3,000   3,152
   ..............................................................................
   Mt. Diablo Hosp. Dist.
             8.00%, 12/1/11 (AMBAC Insured)
             (Prerefunded 12/1/00+)                                 1,250   1,391
   ..............................................................................
   Newport Beach, Hoag Memorial Hosp.
             VRDN (Currently 3.25%)                                   300     300
   ..............................................................................
   Orange County
        Juvenile Justice Center, COP
             7.625%, 6/1/19 (PREREFUNDED 6/1/99+)                   1,750   1,839
   ..............................................................................
   Recovery
             6.00%, 6/1/10 (MBIA INSURED)                           4,120   4,715
             COP, 6.00%, 7/1/26 (MBIA Insured)                      1,000   1,100
   ..............................................................................

                                      20
                                                             ..

T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------

                                                                       PAR     VALUE
-------------------------------------------------------------------------------------
                                                                       In thousands
     Orange County Local Transportation Auth., Sales Tax
         6.00%, 2/15/09 (AMBAC Insured)                             $  750    $  854
     ................................................................................
     Orange County PFA, Waste Management
         5.75%, 12/1/09 (AMBAC Insured) *                            2,000     2,224
     ................................................................................
     Orchard School Dist., 6.50%, 8/1/19 (FGIC Insured)              1,000     1,154
     ................................................................................
     Palmdale Civic Auth., Redev. Project, 6.60%, 9/1/34             5,000     5,568
     ................................................................................
     Pasadena Parking Fac., COP, 6.25%, 1/1/18                       3,000     3,424
     ................................................................................
     Placentia PFA, Special Tax, 6.60%, 9/1/15                       1,000     1,047
     ................................................................................
     Pomona Unified School Dist., GO, 6.15%, 8/1/15 (MBIA Insured)   1,000     1,168
     ................................................................................
     Poway Community Fac. Dist., 6.75%, 8/15/15                      1,275     1,398
     ................................................................................
     Riverside County, Desert Justice Fac., COP
         6.00%, 12/1/12 (MBIA Insured)                               1,000     1,123
     ................................................................................
     Riverside County Asset Leasing, Riverside County Hosp.
         Zero Coupon, 6/1/20 (MBIA Insured)                          2,835       946
     ................................................................................
     Riverside Water, 5.00%, 10/1/27                                 3,000     2,973
     ................................................................................
     Sacramento City Fin. Auth., Lease, 5.00%, 11/1/14               2,000     2,056
     ................................................................................
     Sacramento County Public Fac., Coroner Crime Lab., COP
         6.375%, 10/1/14 (AMBAC Insured)                             1,000     1,131
     ................................................................................
     Sacramento Redev. Agency
         5.25%, 11/1/13 (FSA Insured)                                2,240     2,373
     ................................................................................
     Saddleback Valley Unified School Dist.
       Special Tax
         ZERO COUPON, 9/1/19 (FSA INSURED)                           2,370       832
         ............................................................................
         6.00%, 9/1/15 (FSA Insured)                                 1,375     1,581
     ................................................................................
     San Bernardino County, West Valley Detention Center
         7.70%, 11/1/18 (Prerefunded 11/1/98+)                         500       513
     ................................................................................
     San Diego Community College Dist.
         6.125%, 12/1/16 (MBIA Insured)                              1,250     1,453
     ................................................................................
     San Diego, IDR, San Diego Gas and Electric
         6.40%, 9/1/18 (MBIA Insured)                                1,175     1,296
     ................................................................................
     San Francisco Bay Area Rapid Transit
       Sales Tax
         4.75%, 7/1/23 (AMBAC INSURED)                               2,000     1,932
         ............................................................................
         5.50%, 7/1/15 (FGIC Insured)                                1,800     1,898
     ................................................................................
     San Francisco City and County
       Int'l. Airport
         5.80%, 5/1/21 (FGIC INSURED) *                              1,000     1,060
         ............................................................................
         6.30%, 5/1/25 (FGIC INSURED) *                              1,000     1,090
         ............................................................................
         6.50%, 5/1/18 (AMBAC Insured) *                             4,000     4,460
     ................................................................................

T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------

                                                                       PAR     VALUE
-------------------------------------------------------------------------------------
                                                                     In thousands
     San Joaquin Hills Transportation Corridor Agency, Toll Road
         Zero Coupon, 1/15/14 (MBIA Insured)                      $  7,500  $  3,532
     ................................................................................
     Santa Ana Housing Auth., Villa Del Sol Apartments
         5.65%, 11/1/21 *                                            1,000     1,064
     ................................................................................
     Santa Clara, Electric, 6.25%, 7/1/19 (MBIA Insured)             2,000     2,176
     ................................................................................
     Santa Clara County Fin. Auth., VMC Fac.
         7.75%, 11/15/11 (AMBAC Insured)                             1,000     1,313
     ................................................................................
     Santa Clara Redev. Agency, Bayshore North
         7.00%, 7/1/10 (AMBAC Insured)                               3,000     3,673
     ................................................................................
     Santa Margarita/Dana Point Auth.
         7.25%, 8/1/10 (MBIA Insured)                                1,000     1,261
     ................................................................................
     South Orange County PFA, 7.00%, 9/1/07 (MBIA Insured)           2,000     2,416
     ................................................................................
     Southern California Public Power Auth.
         6.75%, 7/1/10                                               2,100     2,515
         ............................................................................
         6.75%, 7/1/12                                               1,700     2,053
     ................................................................................
     Temecula Community Fac.
         5.45%, 9/1/11                                               1,045     1,050
         ............................................................................
         5.625%, 9/1/17                                              1,000     1,007
     ................................................................................
     Torrance, Little County of Mary Hosp., 6.875%, 7/1/15           1,240     1,355
     ................................................................................
     Torrance Redev. Agency, Torrance Ind. Redev. Project
         5.50%, 9/1/28 (MBIA Insured)                                2,000     2,031
     ................................................................................
     Tri City Hosp. Dist.
         7.50%, 2/1/17 (MBIA Insured)
         (Prerefunded 2/1/02+)                                       2,000     2,273
     ................................................................................
     Tulare County, Capital Improvement, COP
         6.00%, 2/15/16 (MBIA Insured)                               1,000     1,100
     ................................................................................
     Walnut Valley Unified School Dist., GO
         7.20%, 2/1/16 (MBIA Insured)                                1,000     1,254
     ................................................................................
     Total California (Cost $183,117)                                        199,086
                                                                            .........

     PUERTO RICO  2.9%

     Puerto Rico Electric Power Auth.
         4.75%, 7/1/24                                               3,000     2,871
         ............................................................................
         7.00%, 7/1/21 (Prerefunded 7/01/01+)                        1,000     1,106
     ................................................................................
     Puerto Rico Public Fin., Commonwealth Appropriation
         5.375%, 6/1/17 (AMBAC Insured)                              2,000     2,146
     ................................................................................
     Total Puerto Rico (Cost $  5,828)                                         6,123
                                                                            .........

T. Rowe Price California Tax-Free Bond Fund
--------------------------------------------------------------------------------

                                                                       PAR     VALUE
-------------------------------------------------------------------------------------
                                                                      In thousands
     U. S. VIRGIN ISLANDS  1.2%

     Virgin Islands Water and Power Auth.
       Electric System
         5.125%, 7/1/12                                             $1,000   $ 1,010
         ............................................................................
         5.375%, 7/1/10                                              1,500     1,574
     ................................................................................
     Total U. S. Virgin Islands (Cost $2,532)                                  2,584
                                                                             ........

T. Rowe Price California Tax-Free Bond Fund
-------------------------------------------




                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

TOTAL INVESTMENTS IN SECURITIES
99.4% of Net Assets (Cost $191,477)                                   $  207,793
Other Assets Less Liabilities                                              1,150
                                                                      ----------
NET ASSETS                                                            $  208,943
                                                                      ----------
Net Assets Consist of:
Accumulated net investment income - net of distributions              $        7
Accumulated net realized gain/loss - net of distributions                     84
Net unrealized gain (loss)                                                16,316
Paid-in-capital applicable to 19,033,166 no par shares of beneficial
interest outstanding; unlimited number of shares authorized              192,536
                                                                      ----------
NET ASSETS                                                            $  208,943
                                                                      ----------
NET ASSET VALUE PER SHARE                                             $    10.98
                                                                      ----------

*         Interest subject to alternative minimum tax
+         Used in determining portfolio maturity
AMBAC     AMBAC Indemnity Corp.
CDA       Community Development Administration
COP       Certificates of Participation
EFA       Educational Facility Authority
FGIC      Financial Guaranty Insurance Company
FSA       Financial Security Assurance Corp.
HFA       Health Facility Authority
HFFA      Health Facility Financing Authority
IDR       Industrial Development Revenue
MBIA      Municipal Bond Investors Assurance Corp.
PCR       Pollution Control Revenue
PFA       Public Facility Authority
VRDN      Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
---------------------------------------
Unaudited



Statement of Operations
-------------------------------------------------------------------------------
In thousands                                      Money Fund          Bond Fund
                                                    6 Months           6 Months
                                                       Ended              Ended
                                                     8/31/98            8/31/98
INVESTMENT INCOME

Interest income                                   $    1,655          $   5,434
                                                  -----------------------------
Expenses
   Investment management                                 155                422
   Shareholder servicing                                  48                 76
   Custody and accounting                                 45                 62
   Prospectus and shareholder reports                      7                 10
   Legal and audit                                         6                  6
   Trustees                                                3                  3
   Registration                                            2                  5
   Miscellaneous                                           2                  2
                                                  -----------------------------
   Total expenses                                        268                586
                                                  -----------------------------
Net investment income                                  1,387              4,848
                                                  -----------------------------
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)
   Securities                                              -                427
   Futures                                                 -                (58)
                                                  -----------------------------
   Net realized gain (loss)                                -                369
Change in net unrealized gain or loss on
   securities                                              -              1,755
                                                  -----------------------------
Net realized and unrealized gain (loss)                    -              2,124
                                                  -----------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $    1,387          $   6,972
                                                  -----------------------------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
---------------------------------------
Unaudited



Statement of Changes in Net Assets
-------------------------------------------------------------------------------
In thousands                                   Money Fund             Bond Fund
                                    6 Months         Year  6 Months        Year
                                       Ended        Ended     Ended       Ended
                                     8/31/98      2/28/98   8/31/98     2/28/98

INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income             $  1,387   $  2,545   $  4,848   $  8,911
  Net realized gain (loss)                 -         13        369      1,067
   Change in net unrealized
   gain or loss                            -          -      1,755      5,761
                                    -----------------------------------------
   Increase (decrease) in
   net assets from operations          1,387      2,558      6,972     15,739
                                    -----------------------------------------
Distributions to shareholders
  Net investment income               (1,387)    (2,545)    (4,848)    (8,911)
  Net realized gain                        -          -       (182)         -
                                    -----------------------------------------
  Decrease in net assets from
  distributions                       (1,387)    (2,545)    (5,030)    (8,911)
                                    -----------------------------------------
Capital share transactions*
  Shares sold                         47,645     86,397     26,102     47,467
  Distributions reinvested             1,299      2,371      3,470      6,191
  Shares redeemed                    (35,898)   (78,585)   (17,671)   (26,199)
                                    -----------------------------------------
  Increase (decrease) in
  net assets from capital
  share transactions                  13,046     10,183     11,901     27,459
                                    -----------------------------------------
Net Assets
Increase (decrease)
during period                         13,046     10,196     13,843     34,287
Beginning of period                   92,406     82,210    195,100    160,813
                                    -----------------------------------------
End of period                       $105,452   $ 92,406   $208,943   $195,100
                                    -----------------------------------------
*Share information
  Shares sold                         47,645     86,397      2,411      4,460
  Distributions reinvested             1,299      2,371        320        581
  Shares redeemed                    (35,898)   (78,585)    (1,637)    (2,466)
                                    -----------------------------------------
  Increase (decrease)
  in shares outstanding               13,046     10,183      1,094      2,575


The accompanying notes are an integral part of these financial statements.

T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 1998


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

    T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund), diversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on September 15, 1986.

    The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

    VALUATION Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

    PREMIUMS AND DISCOUNTS Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

    OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. Rowe Price California Tax-Free Funds

--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

   Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $50,574,000 and $33,055,000, respectively, for the six months ended August 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

   No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Money Fund has unused realized capital loss carryforwards for federal income tax purposes of $93,000, all of which expires in 2003. The Money Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

   At August 31, 1998, the aggregate costs of investments for the Money and Bond Funds for federal income tax and financial reporting purposes were $106,060,000 and $191,477,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $16,316,000, all of which was related to appreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

   The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $27,000 and $73,000 were payable at August 31, 1998 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

   Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the Money Fund's ratio of expenses to average net assets to exceed 0.55%.

T. Rowe Price California Tax-Free Funds
--------------------------------------------------------------------------------


   Pursuant to this agreement, $50,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 1998. In total, $149,000 remain subject to reimbursement through February 28, 2001, and an additional $271,000 related to a previous expense limitation are subject to reimbursement through February 28, 1999. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.55%.

   In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $73,000 and $97,000, respectively, for the six months ended August 31, 1998, of which $13,000 and $18,000, respectively, were payable at period-end.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access/(R)/:
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price California Tax-Free Funds.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


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T. Rowe Price Investment Services, Inc., Distributor